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
ANCHOR NATIONAL                NEW BUSINESS DOCUMENTS         overnight with checks:
LIFE INSURANCE COMPANY         with checks:                   BONPC
1 SunAmerica Center            P.O. Box 100330                1111 Arroyo Parkway
Los Angeles, CA 90067-6022     Pasadena, CA 91189-0001        Suite 150
                                                              Lock Box 100330
[LOGO] WM                      without checks:                Pasadena, CA 91105               [LOGO] ANCHOR NATIONAL
DIVERSIFIED STRATEGIES         P.O. Box 54299                                                         A SUNAMERICA COMPANY
----------------------         Los Angeles, CA 90054-0299
Common sense. Uncommon solutions.

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DEFERRED ANNUITY APPLICATION                                                                              ANA-505OR (3/01)
DO NOT USE HIGHLIGHTER. Please print or type.


A OWNER
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LAST NAME                                        FIRST NAME                          MIDDLE INITIAL


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STREET ADDRESS


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CITY                                             STATE                               ZIP CODE


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


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JOINT OWNER (IF APPLICABLE)       LAST NAME            FIRST NAME                    MIDDLE INITIAL


MO.           DAY        YR.          / / M  / / F                                                        (   )
------------------------------------- ------------ -------------------------- --------------------------- ----------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER RELATIONSHIP TO OWNER TELEPHONE NUMBER



B ANNUITANT (COMPLETE ONLY IF DIFFERENT FROM OWNER)
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LAST NAME                                        FIRST NAME                          MIDDLE INITIAL


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STREET ADDRESS


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CITY                                             STATE                               ZIP CODE


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


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JOINT ANNUITANT (IF APPLICABLE)   LAST NAME            FIRST NAME                    MIDDLE INITIAL


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER



C BENEFICIARY (PLEASE LIST ADDITIONAL BENEFICIARIES, IF ANY, IN THE SPECIAL INSTRUCTIONS SECTION.)
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*IMPORTANT NOTE TO JOINT OWNERS: THE DEATH OF ANY JOINT OWNER TRIGGERS A BENEFIT PAYABLE TO THE BENEFICIARY DESIGNATED
BELOW. IF YOU WISH THE SURVIVING JOINT OWNER TO RECEIVE THE BENEFIT YOU MUST DESIGNATE ACCORDINGLY BELOW.


                                  ----------------------------------------------------------------------------------------
/X/PRIMARY                        LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


                                  ----------------------------------------------------------------------------------------
/ /PRIMARY     / / CONTINGENT     LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


                                  ----------------------------------------------------------------------------------------
/ /PRIMARY     / / CONTINGENT     LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


ANA-505OR (3/01)                                              OVER                                                   06.01
                                                                                                                   DS505OR

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DEFERRED ANNUITY APPLICATION                                                                       ANA-505OR (3/01) SIDE 2
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D TYPE OF CONTRACT (IF THIS IS A TRANSFER OR 1035 EXCHANGE, PLEASE COMPLETE FORM (SA-2500RL) AND SUBMIT IT WITH THIS
APPLICATION.)
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/ / NON-QUALIFIED PLAN (Minimum $5,000)                               / / QUALIFIED PLANS (Minimum $2,000)
                                                       / / IRA (tax year_____________________)     / / IRA Transfer
                                                       / / IRA Rollover   / / Roth IRA   / / 401(k)   / / Keogh   / / SEP
                                                       / / TSA            / / 457        / / Other________________________

                  / / Check included with this application for $__________________________________



E ANNUITY DATE
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DATE ANNUITY PAYMENTS ("INCOME PAYMENTS") BEGIN. MUST BE AT LEAST 2 YEARS AFTER THE CERTIFICATE DATE. MAXIMUM
ANNUITIZATION AGE IS THE LATER OF THE OWNER'S AGE 90 OR 10 YEARS AFTER CONTRACT DATE. NOTE: IF LEFT BLANK,
THE ANNUITY DATE WILL DEFAULT TO THE MAXIMUM FOR NON-QUALIFIED AND TO 70 1/2 FOR QUALIFIED CONTRACTS.

                Month_______________________ Day_______________________ Year_______________________



F SPECIAL FEATURES (OPTIONAL)
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/ /  SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this application.
/ /  OPTIONAL DEATH BENEFIT ELECTION: Include Form Number (DS-2220POS) with this application.
/ /  PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section I.
     / / 1 Year Fixed
/ /  AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section I at the frequency initialed below:
     (SELECT ONLY ONE) ___NA_____  Monthly        ________Quarterly        ________Semi-Annually         ________Annually



G TELEPHONE TRANSFERS AUTHORIZATION
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I / / DO / / DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the
Company will assume that you do authorize telephone transfers.

I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

H ADDITIONAL INSTRUCTIONS (ADDITIONAL BENEFICIARIES, TRANSFER COMPANY INFORMATION, ETC.)
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ANA-505OR (3/01)

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DEFERRED ANNUITY APPLICATION                                                                       ANA-505OR (3/01) SIDE 3
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I INVESTMENT & DCA INSTRUCTIONS (ALLOCATIONS MUST BE EXPRESSED IN WHOLE PERCENTAGES AND TOTAL ALLOCATION MUST EQUAL 100%)
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PAYMENT         DCA TARGET
ALLOCATIONS    ALLOCATIONS                PORTFOLIO                       FIXED ACCOUNT OPTIONS
-----------    -----------                ---------                       ---------------------

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
-------------------------------------

 ______%          ______%       WM Strategic Growth                        ______% 1 yr.
 ______%          ______%       WM Conservative Growth
 ______%          ______%       WM Balanced
 ______%          ______%       WM Conservative Balanced
 ______%          ______%       WM Flexible Income

EQUITY FUNDS                                                               DCA OPTIONS AND PROGRAM*
------------                                                               ------------------------

 ______%          ______%       WM Equity Income                           ______% 6 Month DCA Account
 ______%          ______%       WM Growth & Income                         (Monthly DCA Only)
 ______%          ______%       Davis Venture Value
 ______%          ______%       WM Growth Fund of the Northwest            ______% 1 yr. DCA Account
 ______%          ______%       Alliance Growth
 ______%          ______%       WM Growth                                  Frequency (Select one below)
 ______%          ______%       Capital Appreciation                       / / Monthly    / / Quarterly
 ______%          ______%       MFS Mid-Cap Growth
 ______%          ______%       WM Mid Cap Stock                           *The DCA Program will begin 30 days (if monthly)
 ______%          ______%       WM Small Cap Stock                         or 90 days (if quarterly) from the date of
 ______%          ______%       Global Equities                            deposit. Please indicate the target account(s)
 ______%          ______%       WM International Growth                    in the spaces provided to the left. The total
 ______%          ______%       Technology                                 must equal 100%. The minimum transfer amount is
                                                                           $100. We reserve the right to adjust the number
FIXED INCOME FUNDS                                                         of transfers in order to meet the minimum
------------------                                                         transfer amount.

 ______%           ______%       WM Money Market
 ______%           ______%       WM Short Term Income
 ______%           ______%       WM U.S. Government Securities
 ______%           ______%       WM Income


ANA-505OR (3/01)                                                OVER

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DEFERRED ANNUITY APPLICATION                                                                       ANA-505OR (3/01) SIDE 4
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J STATEMENT OF OWNER
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Will this Contract replace an existing life insurance or annuity contract? / / YES / / NO (If yes, please attach transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)


--------------------------------------------------------------------------------     -------------------------------------
COMPANY NAME                                                                         CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Deferred Annuity Application Form shall be a part of any Contract issued by the Company. I VERIFY MY
UNDERSTANDING THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND NOT
GUARANTEED AS TO DOLLAR AMOUNT. IF THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF
THE CONTRACT, I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH
MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO
EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I ACKNOWLEDGE RECEIPT OF THE
CURRENT PROSPECTUSES FOR DIVERSIFIED STRATEGIES, INCLUDING THE SUNAMERICA SERIES TRUST, ANCHOR SERIES TRUST AND WM
VARIABLE TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING
THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.


Signed at
         -----------------------------------------------------------------------------------------------  ----------------
          CITY                                                       STATE                                DATE


------------------------------------------------------------------   -----------------------------------------------------
OWNER'S SIGNATURE                                                    JOINT OWNER'S SIGNATURE (IF APPLICABLE)


------------------------------------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE


K LICENSED / REGISTERED REPRESENTATIVE INFORMATION
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Will this Contract replace in whole or in part any existing life insurance or annuity contract?    / / YES  / / NO


-------------------------------------------------------------------------------------  -----------------------------------
PRINTED NAME OF REGISTERED REPRESENTATIVE                                              SOCIAL SECURITY NUMBER


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REPRESENTATIVE'S STREET ADDRESS                           CITY                          STATE             ZIP


                                                          (   )
--------------------------------------------------------  ------------------------------  --------------------------------
BROKER / DEALER FIRM NAME                                 REPRESENTATIVE'S PHONE NUMBER   AGENT'S LICENSE ID NUMBER



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FOR OFFICE USE ONLY                                                             Account #:
WM Diversified Strategies / Product Code 6                                      Branch #:
                                                                                Trade #:
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ANA-505OR (3/01)
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